________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              -------------------

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 26, 2000

                              -------------------

                                DOUBLECLICK INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

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
                  000-23709                                     13-3870996
          (COMMISSION FILE NUMBER)                 (I.R.S. EMPLOYER IDENTIFICATION NO.)

  450 WEST 33RD STREET, NEW YORK, NEW YORK                         10001
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)
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                                 (212) 683-0001
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                      N.A.
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

________________________________________________________________________________


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ITEM 5. OTHER EVENTS.

    On June 19, 2000, DoubleClick Inc., a Delaware corporation ("DoubleClick"), completed its acquisition (the "Acquisition") of Flashbase, Inc., a Delaware corporation ("Flashbase"), pursuant to a Stock Purchase Agreement, dated as of May 26, 2000 (the "Purchase Agreement"), among DoubleClick, Flashbase and the stockholders of Flashbase named in Schedule I thereto (the "Stockholders").

    A copy of the press release announcing the Acquisition is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

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

   EXHIBIT NUMBER
   --------------
   99.1 Press Release issued by DoubleClick Inc. on May 31, 2000 announcing the acquisition of Flashbase, Inc.
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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 DOUBLECLICK INC.
                                 .....................................
                                 (Registrant)

                                  By: /s/ Elizabeth Wang
                                      .................................
                                      Name: Elizabeth Wang
                                      Title: Vice President and General Counsel


Dated: June 23, 2000

                            STATEMENT OF DIFFERENCES



The copyright symbol shall be expressed as..................................'c'





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

  EXHIBIT                    EXHIBIT INDEX
  -------                    -------------
   99.1 Press Release issued by DoubleClick Inc. on May 31, 2000 announcing the acquisition of Flashbase, Inc.
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